UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23511

Name of Fund:	BlackRock ETF Trust II
BlackRock High Yield Muni Income Bond ETF
BlackRock Intermediate Muni Income Bond ETF

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock ETF Trust II,

    55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2022

Date of reporting period: 07/31/2022

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JULY 31, 2022

2022 Annual Report

BlackRock ETF Trust II

•	BlackRock High Yield Muni Income Bond ETF | HYMU | Cboe BZX

•	BlackRock Intermediate Muni Income Bond ETF | INMU | NYSE Arca

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of July 31, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets. The U.S. economy shrank in the first half of 2022, ending the run of robust growth that followed the reopening of global economies and the development of COVID-19 vaccines. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks and economically sensitive small-capitalization stocks. While both large- and small-capitalization U.S. stocks fell, declines for small-capitalization U.S. stocks were steeper. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose notably during the reporting period as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates four times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and began to reduce its balance sheet. Continued high inflation and the Fed’s statements led many analysts to anticipate that interest rates have room to rise before peaking, although investors’ inflation expectations began to decline near the end of the period.

The horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metals markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption have magnified supply problems for key commodities. We believe elevated energy prices will continue to exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will ultimately err on the side of protecting employment, even at the expense of higher inflation. In the meantime, however, we believe that we are likely to see a period of slowing growth paired with relatively high inflation.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Furthermore, the energy shock and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near-term. We take the opposite view on credit, where higher spreads provide near-term opportunities, while the likelihood of higher inflation leads us to take an underweight stance on credit in the long-term. We believe that investment-grade corporates, U.K. gilts, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2022
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(7.81)%	(4.64)%

U.S. small cap equities (Russell 2000® Index)	(6.42)	(14.29)

International equities (MSCI Europe, Australasia, Far East Index)	(11.27)	(14.32)

Emerging market equities (MSCI Emerging Markets Index)	(16.24)	(20.09)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.21	0.22

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(6.38)	(10.00)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.14)	(9.12)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(3.95)	(6.93)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(6.58)	(8.03)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of July 31, 2022	BlackRock High Yield Muni Income Bond ETF

Investment Objective

The BlackRock High Yield Muni Income Bond ETF (the “Fund”) primarily seeks to maximize tax free current income and secondarily seeks to maximize capital appreciation with a portfolio composed principally of high yield and other income generating U.S. municipal bonds.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(11.55)%	(3.43)%	(11.55)%	(4.69)%
Fund Market	(11.86)	(3.26)	(11.86)	(4.46)
Bloomberg Municipal High Yield Bond Index(a)	(8.16)	(2.41)	(8.16)	(3.29)
Bloomberg Custom Blend Benchmark(b)	(8.13)	(2.67)	(8.13)	(3.64)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 16, 2021. The first day of secondary market trading was March 18, 2021.

(a)

The Bloomberg Municipal High Yield Bond Index is designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies. Effective October 1, 2021, the fund added Bloomberg Municipal High Yield Bond Index as a benchmark.

(b)	The Bloomberg Custom Blend Benchmark is comprised of 80% Bloomberg Municipal High Yield Index, 10% Bloomberg BBB Index and 10% Bloomberg Single A Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$921.30	$1.62		$1,000.00	$1,023.10	$1.71		0.34%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

4	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock High Yield Muni Income Bond ETF

Portfolio Management Commentary

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market. Despite their weak returns for much of 2022, municipals rallied in July – a positive for the Fund given its focus on higher-yielding assets.

For the full 12 months, spreads widened by the largest degree in the riskiest segments of the market, including bonds with lower credit ratings and those with higher duration (interest rate sensitivity). This was primarily the result of relative valuation dynamics since the fundamental credit outlook remained strong across sectors and rating categories.

The Fund returned -11.55% for the 12-month period that ended July 31, 2022, underperforming both the -8.13% return of its benchmark, the Bloomberg Custom Blend Benchmark, and the -8.16% return of the Bloomberg Municipal High Yield Bond Index.

The Fund’s positions in long-dated, below investment-grade municipal securities detracted from performance. Since the Fund’s primary focus is on income, the investment adviser emphasized higher-duration securities—including those with low coupons that underperformed in the first half of 2022—in order to maximize income. At a time of rising rates, the Fund’s higher duration was a key detractor from results.

At the sector level, overweights in charter schools, development districts and workforce housing issues were the leading detractors. The overweight positions were based on the investment’s adviser’s view that these categories offered positive sector and project fundamentals, as well as attractive yield spreads versus other high-yield sectors. The Fund’s overweight in non-rated securities, which lagged the market as a whole, also detracted from results.

On the positive side, select short-dated securities contributed to performance. Investment-grade (AA and A rated) bonds that the Fund opportunistically purchased at the worst stages of the sell-off added value, as well. Generally speaking, the investment adviser sought to use market weakness to add new holdings at more attractive yields.

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
District of Columbia Tobacco Settlement Financing Corp. RB, Series C, 0.00%, 06/15/55	2.6%
Pueblo Urban Renewal Authority TA, 4.75%, 12/01/45	2.3
Golden State Tobacco Securitization Corp. RB, Series A-1, 5.00%, 06/01/28	2.2
New York State Thruway Authority RB, 5.00%, 03/15/42	2.2
New York Transportation Development Corp. RB, 5.00%, 12/01/34	2.1

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Total Investments	(a)
AAA	0.6%
AA	0.2
AA-	3.6
A+	0.4
A	1.0
A-	0.6
BBB+	2.2
BBB	2.0
BB+	2.8
BB	3.2
B+	1.9
B-	1.8
Not Rated	79.7

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	5

Fund Summary as of July 31, 2022 (continued)	BlackRock Intermediate Muni Income Bond ETF

Investment Objective

The BlackRock Intermediate Muni Income Bond ETF (the “Fund”) seeks to maximize tax free current income.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(5.21)%	(1.57)%	(5.21)%	(2.16)%
Fund Market	(5.19)	(1.33)	(5.19)	(1.83)
Bloomberg Municipal 3-10 Year Index(a)(b)	(4.72)	(2.59)	(4.72)	(3.53)
Bloomberg Custom Blend Benchmark(b)(c)	(5.03)	(2.49)	(5.03)	(3.39)
Bloomberg 1-15 Year Municipal Bond Index(d)	(4.79)	(2.57)	(4.79)	(3.50)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was March 16, 2021. The first day of secondary market trading was March 18, 2021.

(a)	An index that covers the USD-denominated long-term tax exempt bond market. It includes general obligation and revenue bonds with maturities of more than three years and less than ten years.

(b)

Effective October 1, 2021, the Fund changed its benchmarks against which it measures its performance from the Bloomberg 1-15 Year Municipal Bond Index to the Bloomberg Municipal 3-10 Year Index and a Bloomberg Custom Blend Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund.

(c)	The Bloomberg Custom Blend Benchmark is comprised of 90% Bloomberg 1-15 Year Municipal Bond Index and 10% Bloomberg Municipal High Yield 1-15 Year Index.

(d)	The Bloomberg 1-15 Year Municipal Bond Index measures the performance of municipal bonds with maturities between one and 15 years.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (02/01/22)	Ending Account Value (07/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$971.90	$1.47		$1,000.00	$1,023.30	$1.51		0.30%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

6	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of July 31, 2022 (continued)	BlackRock Intermediate Muni Income Bond ETF

Portfolio Management Commentary

Municipal bonds lost ground in the annual period, reflecting the Fed’s shift toward more restrictive monetary policy. Inflation climbed to its highest level in nearly 40 years, prompting the Fed to wind down its stimulative quantitative easing program and begin raising interest rates. In addition, the Fed indicated that several more rate increases were on the way before the end of 2022. Yields rose sharply for all segments of the bond market in response. (Prices and yields move in opposite directions.) Yields spreads for municipal bonds also rose—indicating underperformance relative to U.S. Treasuries—as growing macroeconomic concerns led to heavy outflows from the market.

The Fund returned -5.21% for the 12-month period ended July 31, 2022, underperforming the -4.72% return of its new benchmark, the Bloomberg Municipal 3-10 Year Index. It underperformed the -5.03% return of its new custom benchmark, the Bloomberg Custom Blend Benchmark.

Due to the magnitude of the market sell-off, all segments of the Fund lost ground in absolute terms outside of its positions in cash, variable-rate demand notes (“VRDNs”) and floating-rate notes (“FRNs”). VRDNs and FRNs tend to have lower price volatility than fixed-rate assets, and their income increases as rates rise. As a result, they held up well in the environment of the past 12 months.

The Fund’s relative performance was hurt by its overweights in the corporate-backed, education and transportation sectors, as well as in A rated bonds. Underweights in the state and local tax-backed, school districts and utilities sectors helped relative results, as did underweights in AAA and AA rated issues.

In terms of portfolio activity, the Fund began the period underweight duration. As bond yields rose and yields spreads widened, the Fund increased duration and thus reduced the extent of the underweight. (Duration is a measure of interest rate sensitivity).

Portfolio Information

FIVE LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Tennessee Energy Acquisition Corp. RB, 5.25%, 09/01/22	2.4%
Metropolitan Washington Airports Authority Aviation Revenue RB, 5.00%, 10/01/30	1.8
County of King WA Sewer Revenue RB, Class A, 1.56%, 01/01/40	1.8
State of Mississippi Gaming Tax Revenue RB, 5.00%, 10/15/32	1.7
State of New Jersey GO, Series A, 4.00%, 06/01/32	1.7

CREDIT QUALITY ALLOCATION

S&P Credit Rating*	Percent of Total Investments	(a)
AAA	1.4%
AA+	0.8
AA	11.0
AA-	3.2
A+	1.1
A	14.4
A-	6.9
BBB+	6.1
BBB	6.7
BBB-	1.7
BB+	1.5
BB	0.7
BB-	0.4
Not Rated	44.1

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

F U N D S U M M A R Y	7

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at blackrock.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments July 31, 2022	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 2.6%
Black Belt Energy Gas District RB, 4.00%, 06/01/51 (Put 09/01/31)	$315	$323,643
Midcity Improvement District Alabama Special Assesment, 3.88%, 11/01/27	120	116,483
Sumter County Industrial Development Authority/AL RB, 6.00%, 07/15/52 (Put 01/15/29)	100	101,144
Tuscaloosa County Industrial Development Authority RB, Series A, 4.50%, 05/01/32 (Call 05/01/29)(a)	171	158,774

		700,044

Arizona — 0.6%
Maricopa County Industrial Development Authority RB, 4.00%, 10/15/47 (Call 01/01/26)(a)	100	92,219
Tempe Industrial Development Authority RB, 4.00%, 12/01/46 (Call 12/01/29)	100	80,612

		172,831

Arkansas — 1.8%
Arkansas Development Finance Authority RB 4.50%, 09/01/49 (Call 09/01/26)(a)	250	242,620
4.75%, 09/01/49 (Call 09/01/27)(a)	250	250,691

		493,311

California — 14.0%
California Community Housing Agency RB, Series A-2, 4.00%, 08/01/47 (Call 08/01/31)(a)	250	205,787
California County Tobacco Securitization Agency RB, 0.00%, 06/01/55 (Call 08/15/22)(b)	2,955	201,695
California Housing Finance RB, Series 2021-1, 3.50%, 11/20/35	490	477,775
California Public Finance Authority RB, Series B-3, 2.13%, 11/15/27 (Call 05/15/23)(a)	250	235,300
California School Finance Authority RB, Series A, 5.00%, 06/01/61 (Call 06/01/29)(a)	500	476,642
California Statewide Financing Authority RB, 0.00%, 06/01/55 (Call 08/29/22)(a)(b)	4,250	219,005
CMFA Special Finance Agency I RB, Series A, 4.00%, 04/01/56 (Call 04/01/31)(a)	250	218,074
CMFA Special Finance Agency VIII RB, 3.00%, 08/01/56 (Call 08/01/31)(a)	125	93,569
CSCDA Community Improvement Authority RB 3.25%, 04/01/57 (Call 04/01/32)(a)	325	251,887
4.00%, 07/01/56 ( 07/01/31)(a)	250	203,079
4.00%, 07/01/58 (Call 07/01/32)(a)	100	73,404
Golden State Tobacco Securitization Corp. RB 0.00%, 06/01/66 (Call 12/01/31)(b)	1,045	132,744
3.25%, 06/01/34 (Call 06/01/25) (AGM-CR SAP)	50	52,187
Series A-1, 5.00%, 06/01/28 (Call 06/01/27)	500	574,210
Regents of the University of California Medical Center Pooled Revenue, 4.00%, 05/15/53 (Call 05/15/32)	410	413,320

		3,828,678

Colorado — 8.0%
City & County of Denver Co. Dedicated Excise Tax Revenue RB, 4.00%, 08/01/51 (Call 08/01/31)	500	500,296
Clear Creek Transit Metropolitan District No. 2 GOL, Series A, 5.00%, 12/01/50 (Call 12/01/26)	500	456,200
Colorado Health Facilities Authority RB, 5.00%, 05/15/58 (Call 05/15/28)	100	85,442
Loretto Heights Community Authority RB, 4.88%, 12/01/51 (Call 06/01/26)	500	423,667
Pueblo Urban Renewal Authority TA 4.75%, 12/01/45 (Call 12/01/30)(a)	600	590,183
Series B, 0.00%, 12/01/25(a)(b)	150	126,882

		2,182,670

Security	Par (000)	Value

Delaware — 0.1%
Affordable Housing Opportunities Trust RB, 6.88%, 05/01/39(a)(c)	$40	$40,000

District of Columbia — 2.8%
District of Columbia RB, 5.50%, 02/28/37	90	101,844
District of Columbia Tobacco Settlement Financing Corp. RB, Series C, 0.00%, 06/15/55 (Call 08/29/22)(b)	6,800	661,246

		763,090

Florida — 13.7%
Babcock Ranch Community Independent Special District Special Assessment, 4.25%, 05/01/32	100	98,362
Brevard County Health Facilities Authority RB 4.00%, 11/15/22(a)	205	205,473
4.00%, 11/15/32 (Call 11/15/28)(a)	150	147,009
Capital Trust Agency Inc. RB 0.00%, 07/01/61(a)(b)	3,965	240,784
3.25%, 06/01/31(a)	230	216,527
4.88%, 06/15/56 (Call 06/15/26)(a)	100	82,094
Series A-1, 5.00%, 07/01/56 (Call 07/01/31)(a)	250	244,422
CFM Community Development District Special Assesment, 2.40%, 05/01/26	250	241,772
Florida Development Finance Corp. RB 4.00%, 06/01/55 (Call 06/01/28)(a)	150	112,327
5.00%, 05/01/29 (Call 08/29/22)(a)	500	493,567
5.00%, 06/01/51 (Call 06/01/28)	100	88,470
5.00%, 06/15/56 (Call 06/15/29)(a)	100	95,182
Series A, 5.13%, 06/15/55 (Call 06/15/28)(a)	500	441,070
Lakes of Sarasota Community Development District Special Assesment Series A-1, 4.10%, 05/01/51 (Call 05/01/31)	265	225,573
Series B-1, 4.30%, 05/01/51 (Call 05/01/31)	220	186,541
Sawyers Landing Community Development District Special Assesment, 3.25%, 05/01/26	205	198,537
V-Dana Community Development District Special Assesment, 4.00%, 05/01/52 (Call 05/01/31)	250	215,328
VLG FL CDD 05/42 5.375, 5.38%, 05/01/42 (Call 05/01/30)	100	104,106
VLG FL CDD 05/53 5.5, 5.50%, 05/01/53 (Call 05/01/30)	100	103,924

		3,741,068

Georgia — 0.3%
Atlanta Urban Redevelopment Agency RB, 3.88%, 07/01/51 (Call 07/01/27)(a)	100	88,516

Illinois — 2.3%
Illinois Finance Authority RB, 5.00%, 05/15/51 (Call 05/15/28)	500	462,323
Metropolitan Pier & Exposition Authority RB 4.00%, 06/15/50 (Call 12/15/29)	100	94,241
4.00%, 06/15/52 (Call 12/15/31)	75	70,413

		626,977

Kansas — 1.4%
City of Lenexa KS RB, 5.00%, 05/15/24	195	198,800
City of Manhattan KS RB 4.00%, 06/01/25	105	105,388
4.00%, 06/01/52 (Call 06/01/29)	100	82,166

		386,354

Kentucky — 0.9%
City of Henderson KY RB, 4.70%, 01/01/52 (Call 01/01/32)(a)	250	251,084

Louisiana — 0.4%
Louisiana Public Facilities Authority RB, 6.50%, 06/01/62 (Call 06/01/31)(a)	100	101,968

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) July 31, 2022	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maine — 0.3%
Finance Authority of Maine RB, 8.00%, 12/01/51 (Call 12/01/36)(a)	$100	$87,636

Maryland — 1.2%
Maryland Economic Development Corp. RB, 5.25%, 06/30/55 (Call 06/30/32)	315	338,838

Massachusetts — 0.8%
Massachusetts Development Finance Agency RB, 4.00%, 07/01/45 (Call 07/01/31)	250	221,580

Michigan — 2.2%
Advanced Technology Academy RB, 5.00%, 11/01/34 (Call 11/01/27)	200	207,409
City of Detroit MI GOL, Series B-1, 4.00%, 04/01/44 (Call 08/29/22)(d)	350	281,750
Michigan Strategic Fund RB, 4.00%, 10/01/61 (Put 10/01/26)(d)	100	99,845

		589,004

Minnesota — 0.9%
City of Forest Lake MN RB, 5.00%, 07/01/56 (Call 07/01/31)	260	256,948

Missouri — 0.8%
Plaza at Noah’s Ark Community Improvement District RB, 3.13%, 05/01/35 (Put 05/01/29)	250	219,335

Nebraska — 1.9%
Central Plains Energy Project RB, 5.00%, 05/01/53 (Put 07/01/29)	475	511,672

New Jersey — 0.9%
New Jersey Higher Education Student Assistance Authority RB, Series C, 3.25%, 12/01/51 (Call 12/01/29)	300	235,301

New Mexico — 1.8%
Winrock Town Center Tax Increment Development District No. 1 TA, 3.75%, 05/01/28(a)	500	489,668

New York — 8.1%
New York City Transitional Finance Authority Future Tax Secured Revenue RB, 5.00%, 02/01/51 (Call 02/01/32)	135	150,594
New York Liberty Development Corp. RB, 5.00%, 11/15/44 (Call 11/15/24)(a)	500	501,555
New York State Thruway Authority RB, 5.00%, 03/15/42 (Call 09/15/32)	500	570,831
New York Transportation Development Corp. RB 4.00%, 04/30/53 (Call 10/31/31)	500	435,810
5.00%, 12/01/34 (Call 12/01/30)	500	547,725

		2,206,515

Ohio — 4.1%
Buckeye Tobacco Settlement Financing Authority RB 4.00%, 06/01/48 (Call 06/01/30)	100	96,410
Series B2, 5.00%, 06/01/55 (Call 06/01/30)	500	498,200
Cleveland-Cuyahoga County Port Authority TA, 4.50%, 12/01/55 (Call 12/01/29)(a)	100	82,378
Port of Greater Cincinnati Development Authority RB 3.75%, 12/01/31 (Call 12/01/28)(a)	240	230,542
4.25%, 12/01/50 (Call 12/01/28)(a)	260	221,914

		1,129,444

Oklahoma — 1.3%
Oklahoma Development Finance Authority RB, Series A-2, 7.25%, 09/01/51 (Call 03/01/31)(a)	250	259,154
Tulsa Authority for Economic Opportunity TA, 4.38%, 12/01/41 (Call 12/01/31)(a)	100	86,188

		345,342

Security	Par (000)	Value

Oregon — 0.4%
Oregon State Facilities Authority, 4.13%, 06/01/52 (Call 06/01/32)	$105	$102,455

Pennsylvania — 1.5%
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	390	403,115

Puerto Rico — 5.8%
Children’s Trust Fund RB, Series A, 0.00%, 05/15/57 (Call 08/29/22)(b)	1,485	107,372
Commonwealth of Puerto Rico GO 4.00%, 07/01/35 (07/01/31)	250	236,451
5.63%, 07/01/29	39	43,623
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB, 4.00%, 07/01/42 (Call 07/01/31)(a)	250	227,393
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue RB 0.00%, 07/01/46 (Call 07/01/28)(b)	743	214,714
4.50%, 07/01/34 (Call 07/01/25)	250	252,826
Series A-2, 4.78%, 07/01/58 (Call 07/01/28)	500	498,615

		1,580,994

South Carolina — 0.8%
City of Hardeeville SC Special Assesment, 4.00%, 05/01/52 (Call 05/01/29)(a)	250	209,992

Tennessee — 1.1%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd RB, 5.25%, 10/01/58 (Call 10/01/29)	250	266,095
Metropolitan Government Nashville & Davidson County Industrial Development Board Special Assesment, 0.00%, 06/01/43(a)(b)	100	34,835

		300,930

Texas — 4.2%
Angelina & Neches River Authority RB, Series A, 7.50%, 12/01/45 (Call 06/01/28)(a)	100	80,204
Arlington Higher Education Finance Corp., 5.75%, 08/15/62 (Call 08/18/27)	250	250,504
Arlington Higher Education Finance Corp. RB, 5.00%, 06/15/51 (Call 06/15/26)	250	242,879
City of Houston TX Airport System Revenue RB, 4.00%, 07/15/41 (Call 07/15/29)	100	89,864
New Hope Cultural Education Facilities Finance Corp. RB, 6.63%, 10/01/43 (Call 10/01/29)	100	102,502
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(a)	250	245,463
Port Beaumont Navigation District RB 2.75%, 01/01/36 (Call 07/01/23)(a)	100	80,453
3.00%, 01/01/50 (Call 07/01/23)(a)	100	68,507

		1,160,376

Utah — 1.2%
Utah Charter School Finance Authority RB, Series A, 5.00%, 02/15/36 (Call 02/15/26)(a)	315	318,118

Vermont — 0.3%
East Central Vermont Telecommunications District RB, 4.50%, 12/01/44 (Call 12/01/30)(a)	100	86,828

Virginia — 1.7%
Tobacco Settlement Financing Corp./VA RB, Series B1, 5.00%, 06/01/47 (Call 08/15/22)	475	466,626

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock High Yield Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par/ Shares (000)	Value

Washington — 1.6%
Washington State Convention Center Public Facilities District RB
3.00%, 07/01/58 (Call 07/01/31)	$275	$181,112
4.00%, 07/01/31	250	246,358

		427,470

Wisconsin — 1.9%
Public Finance Authority RB 5.00%, 06/15/56 (Call 06/15/29)(a)	25	21,313
5.25%, 12/01/51 (Call 12/01/31)(a)	65	50,928
Series A, 5.00%, 06/15/55 (Call 06/15/28)(a)	500	434,851

		507,092

Total Long-Term Investments — 93.7% (Cost: $27,482,779)		25,571,870

Short-Term Securities

Money Market Funds — 6.1%
BlackRock Liquidity Funds: MuniCash, 0.96%(e)(f)	1,660	1,660,641

Total Short-Term Securities — 6.1% (Cost: $1,660,231)		1,660,641

Total Investments in Securities — 99.8% (Cost: $29,143,010)		27,232,511

Other Assets Less Liabilities — 0.2%		58,157

Net Assets — 100.0%		$27,290,668

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$306,642	$1,353,874	(a)	$—	$(285)	$410	$1,660,641	1,660	$3,226	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$25,531,870	$40,000	$25,571,870
Money Market Funds	1,660,641	—	—	1,660,641

	$1,660,641	$25,531,870	$40,000	$27,232,511

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments July 31, 2022	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 1.4%
Black Belt Energy Gas District RB, 4.00%, 10/01/52 (Put 09/01/26)	$250	$255,162
Sumter County Industrial Development Authority/AL RB, 6.00%, 07/15/52 (Put 01/15/29)	100	101,144
Tuscaloosa County Industrial Development Authority RB, Series A, 4.50%, 05/01/32 (Call 05/01/29)(a)	107	99,234

		455,540

Arizona — 0.3%
Arizona Health Facilities Authority RB, Class B, 1.58%, 01/01/46 (Put 11/04/25)(b)(c)	100	98,878

California — 4.5%
Bay Area Toll Authority RB, Series E, 1.74%, 04/01/56 (Put 04/01/27)(b)(c)	250	250,520
California Community Choice Financing Authority RB, 4.00%, 05/01/53 (Put 05/01/28)	500	518,365
California Housing Finance RB, Series 2021-1, 3.50%, 11/20/35	245	238,887
California Infrastructure & Economic Development Bank RB, Class D, 1.68%, 08/01/47 (Put 08/01/23)(b)(c)	100	98,556
Folsom Ranch Financing Authority ST, 4.00%, 09/01/33 (Call 09/01/27)	215	218,650
Long Beach Bond Finance Authority RB, Class A, 5.00%, 11/15/35	160	179,754

		1,504,732

Colorado — 5.5%
Colorado Health Facilities Authority RB 4.00%, 08/01/39 (Call 08/01/29)	140	139,315
Series B-2, 2.63%, 05/15/29 (Call 12/15/23)	150	136,937
VRDN, 1.00%, 05/15/61 (Put 02/17/26)(b)(c)	500	500,000
E-470 Public Highway Authority RB, 1.88%, 09/01/39 (Put 06/01/24)(b)(c)	500	497,895
Pueblo Urban Renewal Authority TA, Series B, 0.00%, 12/01/25(a)(d)	250	211,470
Regional Transportation District RB, Class A, 4.00%, 07/15/35 (Call 01/15/31)	350	354,149

		1,839,766

Connecticut — 1.0%
Connecticut Housing Finance Authority RB, 1.85%, 05/15/38 (Call 05/15/30)	230	193,443
Connecticut State Health & Educational Facilities Authority RB, 4.00%, 07/01/36 (Call 07/01/31)	125	127,242

		320,685

Delaware — 1.4%
Delaware State Economic Development Authority RB, Class B, 1.25%, 10/01/40 (Put 10/01/25)	500	476,201

District of Columbia — 1.7%
Metropolitan Washington Airports Authority Aviation Revenue RB, 5.00%, 10/01/30	500	575,552

Florida — 6.7%
Brevard County Health Facilities Authority RB, 4.00%, 11/15/22(a)	200	200,462
Capital Trust Agency Inc. RB, Class A-1, 3.38%, 07/01/31(a)	250	225,367
County of Broward FL Airport System Revenue RB, 5.00%, 10/01/28 (Call 10/01/27)	185	206,045
Florida Gulf Coast University Financing Corp. RB, 5.00%, 08/01/24	250	264,987
Greater Orlando Aviation Authority RB, 5.00%, 11/15/36 (Call 05/15/23)	250	250,492
Lakes of Sarasota Community Development District RB 2.75%, 05/01/26	125	121,199

Security	Par (000)	Value

Florida (continued)
Series B-1, 3.00%, 05/01/26	$100	$96,968
Mid-Bay Bridge Authority RB, Series A, 5.00%, 10/01/22	250	251,441
Orlando Utilities Commission RB, Series B, 1.25%, 10/01/46 (Put 04/01/28)	250	232,085
Sawyers Landing Community Development District Special Assesment, 3.25%, 05/01/26	195	188,852
Tohoqua Community Development District RB, 2.38%, 05/01/26	225	217,494

		2,255,392

Georgia — 1.0%
Main Street Natural Gas Inc. RB, 5.00%, 12/01/52 (Put 03/01/29)	300	321,555

Guam — 0.8%
Territory of Guam RB, 5.00%, 11/01/35 (Call 05/01/31)	250	264,736

Illinois — 5.1%
Chicago O’Hare International Airport RB, Series D, 5.00%, 01/01/30 (Call 01/01/27)	160	176,595
Chicago Transit Authority Capital Grant Receipts Revenue RB, 5.00%, 06/01/28	250	283,068
City of Chicago IL GO, 5.00%, 01/01/27 (Call 01/01/26)	130	138,148
Illinois Finance Authority RB
Class B, 2.03%, 05/01/42 (Put 05/01/25)(b)(c)	500	481,566
5.00%, 11/01/31 (Call 11/01/26)	135	142,968
Northern Illinois Municipal Power Agency RB, 4.00%, 12/01/36 (Call 12/01/26)	100	101,059
State of Illinois GO
Class A, 5.00%, 03/01/32 (Call 03/01/31)	250	278,802
5.50%, 01/01/28	110	123,328

		1,725,534

Indiana — 1.6%
County of Warrick IN RB, 0.88%, 09/01/55 (Put 09/01/23)	300	293,272
Indiana Finance Authority RB
Class A, 4.13%, 12/01/26	125	125,517
Class B, 1.63%, 03/01/39 (Put 03/01/26)(b)(c)	105	104,659

		523,448

Iowa — 1.2%
Iowa Finance Authority RB 1.50%, 01/01/42 (Put 10/01/22)	250	249,231
5.00%, 05/15/48 (Call 05/15/27)	170	166,603

		415,834

Kansas — 0.7%
City of Lenexa KS RB, 5.00%, 05/15/24	150	152,923
City of Manhattan KS RB, 4.00%, 06/01/25	100	100,370

		253,293

Kentucky — 1.7%
City of Henderson KY RB, 3.70%, 01/01/32(a)	250	252,728
Kentucky Public Energy Authority RB, 4.00%, 08/01/52 (Put 05/01/30)	210	213,374
Louisville/Jefferson County Metropolitan Government RB, 1.75%, 02/01/35 (Put 07/01/26)	125	120,858

		586,960

Louisiana — 1.3%
Louisiana Local Government Environmental Facilities & Community Development Authority RB, Class A, 2.00%, 06/01/30 (Call 04/01/26)	250	223,319
Louisiana Offshore Terminal Authority RB, VRDN, Class B, 1.47%, 09/01/33 (Put 08/01/22)(b)(c)	200	200,000

		423,319

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) July 31, 2022	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 0.8%
Massachusetts Development Finance Agency RB, 5.00%, 10/01/24	$260	$268,937

Michigan — 3.3%
Advanced Technology Academy RB, 5.00%, 11/01/34 (Call 11/01/27)	200	207,410
Michigan Finance Authority RB
2.08%, 04/15/47 ( 04/15/26)(b)(c)	250	257,819
4.00%, 09/01/30	250	276,093
5.00%, 02/15/35 (Call 08/15/29)	155	172,679
Wayne County Airport Authority RB, 5.00%, 12/01/35 (12/01/31)	180	205,129

		1,119,130

Minnesota — 0.9%
City of Minneapolis MN RB, Series B, 1.45%, 12/01/27 (Put 08/01/22)(b)(c)	300	300,000

Mississippi — 1.6%
State of Mississippi Gaming Tax Revenue RB, 5.00%, 10/15/32( 10/15/28)	495	555,055

Nebraska — 1.0%
Central Plains Energy Project RB, 5.00%, 05/01/53 (Put 07/01/29)	300	323,162

New Hampshire — 1.5%
New Hampshire Business Finance Authority RB, Class A, 1.71%, 10/01/33 (Put 07/29/22)(b)(c)	500	493,892

New Jersey — 5.6%
Atlantic City Board of Education GO
4.00%, 04/01/32 (Call 04/01/29) (AGM SCH BD RES FD)	175	187,227
4.00%, 04/01/33 (Call 04/01/29) (AGM SCH BD RES FD)	175	185,712
4.00%, 04/01/34 (Call 04/01/29) (AGM SCH BD RES FD)	150	157,917
New Jersey Economic Development Authority RB, Series MMM, 5.00%, 06/15/34 (Call 12/15/29)	500	547,338
New Jersey Higher Education Student Assistance Authority RB, Series B, 5.00%, 12/01/23	250	260,030
State of New Jersey GO, Series A, 4.00%, 06/01/32	500	549,121

		1,887,345

New York — 9.6%
Hempstead Town Local Development Corp. RB, 5.00%, 06/01/32 (Call 06/01/31)	250	287,911
Metropolitan Transportation Authority RB
1.83%, 11/01/32 (Put 01/01/26)(b)(c)	500	485,508
5.00%, 11/15/48	200	201,864
Series A-1, 5.00%, 11/15/22	250	252,330
New York City Housing Development Corp. RB
1.95%, 11/01/32 (Call 02/01/29) (FHA 542(C))	450	398,465
2.25%, 11/01/30 (Call 09/01/27)	150	139,422
New York City Transitional Finance Authority Building Aid Revenue RB, Series S-1A, 4.00%, 07/15/35 (Call 07/15/31) (SAW)	500	527,178
New York Liberty Development Corp. RB, Class A, 2.50%, 11/15/36 (Call 11/15/31)	250	210,332
New York Transportation Development Corp. RB
4.00%, 10/31/34 (Call 10/31/31)	250	240,864
Class A, 5.00%, 12/01/28	250	274,807
Class A, 5.00%, 12/01/29	205	226,410

		3,245,091

North Carolina — 2.3%
North Carolina State Education Assistance Authority RB, 5.00%, 06/01/29	460	520,001

Security	Par (000)	Value

North Carolina (continued)
University of North Carolina at Chapel Hill RB, VRDN, VRDN,2.18%, 12/01/41 (Put 12/01/24)(b)(c)	$250	$252,351

		772,352

North Dakota — 1.2%
North Dakota Housing Finance Agency RB, VRDN,1.45%, 07/01/36 (Put 08/06/21)(b)(c)	410	410,000

Ohio — 5.4%
Allen County Port Authority RB, Class A, 4.00%, 12/01/31 (Call 06/01/31)	250	250,248
American Municipal Power Inc. RB, Class A-2, 1.00%, 02/15/48 (Put 02/15/24)	500	492,383
Cleveland-Cuyahoga County Port Authority RB, 5.00%, 07/01/30	350	415,894
Ohio Air Quality Development Authority RB, 4.00%, 09/01/30	250	261,873
Ohio Higher Educational Facility Commission RB, Series B, 1.56%, 12/01/42 (Put 12/01/25)(b)(c)	165	164,350
Port of Greater Cincinnati Development Authority RB, 3.75%, 12/01/31 (Call 12/01/28)(a)	250	240,148

		1,824,896

Oregon — 0.8%
Port of Portland OR Airport Revenue RB, Series 25B, 5.00%, 07/01/29	245	277,907

Pennsylvania — 6.2%
Allegheny County Hospital Development Authority RB, 2.03%, 11/15/47 (Put 05/15/26)(b)(c)	250	252,275
Berks County Municipal Authority (The) RB, 5.00%, 10/01/39 (Call 10/01/29)	200	206,725
Bethlehem Area School District Authority, Series B, 1.38%, 07/01/31 (Put 11/01/24)(b)(c)	480	463,764
City of Philadelphia PA Airport Revenue RB, 5.00%, 07/01/31 (Call 07/01/30)	465	529,716
East Hempfield Township Industrial Development Authority RB, 5.00%, 12/01/29 (Call 12/01/25)	125	134,258
Latrobe Industrial Development Authority RB, 5.00%, 03/01/24	100	103,358
Pennsylvania Housing Finance Agency RB, 2.00%, 10/01/32 (Call 10/01/29)	445	394,063

		2,084,159

Puerto Rico — 1.9%
Commonwealth of Puerto Rico GO, 5.63%, 07/01/29	300	332,136
Puerto Rico Commonwealth Aqueduct & Sewer Authority RB, 5.00%, 07/01/33 (Call 07/01/32)(a)	300	312,524

		644,660

South Carolina — 1.4%
City of Hardeeville SC, 3.00%, 05/01/27(a)	250	243,161
South Carolina Jobs-Economic Development Authority RB, 5.00%, 11/15/28 (Call 11/15/27)	210	216,341

		459,502

South Dakota — 0.5%
South Dakota Health & Educational Facilities Authority RB, 5.00%, 11/01/35 (Call 11/01/25)	165	172,750

Tennessee — 3.8%
Tennergy Corp/TN RB, 4.00%, 12/01/51 (Call 06/01/28)	500	511,757
Tennessee Energy Acquisition Corp. RB, 5.25%, 09/01/22	770	772,084

		1,283,841

Texas — 6.7%
Arlington Higher Education Finance Corp. RB, 4.00%, 06/15/31 (Call 06/15/26)	100	95,213
Central Texas Regional Mobility Authority RB, Series C, 5.00%, 01/01/27 (Call 01/01/26)	500	536,978
City of Beaumont TX GOL, 4.00%, 03/01/33( 03/01/30)	415	444,437

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) July 31, 2022	BlackRock Intermediate Muni Income Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Harris County Cultural Education Facilities Finance Corp. RB, 2.18%, 07/01/49 (Put 12/01/25)(b)(c)	$250	$256,087
Houston Higher Education Finance Corp. RB
1.75%, 10/01/24 (Call 08/29/22)	115	111,684
2.00%, 10/01/25 (Call 08/29/22)	75	72,511
New Hope Cultural Education Facilities Finance Corp. RB, Class A, 4.00%, 06/15/25	280	292,977
New Hope Higher Education Finance Corp. RB, Series A, 5.00%, 06/15/30 (Call 06/15/26)(a)	250	245,463
Tarrant County Cultural Education Facilities Finance Corp. RB, 5.00%, 10/01/34 (Call 10/01/24)	200	206,569

		2,261,919

Virginia — 1.6%
Virginia Beach Development Authority RB, 5.00%, 09/01/30 (Call 09/01/25)	105	109,323
Virginia Housing Development Authority RB, 2.05%, 12/01/33( 12/01/30)	470	415,209

		524,532

Washington — 2.4%
County of King WA Sewer Revenue RB, Class A, 1.56%, 01/01/40 (Put 01/01/26)(b)(c)	550	556,928
Washington State Convention Center Public Facilities District RB, 4.00%, 07/01/31	250	246,358

		803,286

Total Long-Term Investments — 94.4% (Cost: $32,633,752)		31,753,841

Security	Shares (000)	Value

Short-Term Securities

Money Market Funds — 5.7%
BlackRock Liquidity Funds: MuniCash, 0.96%(e)(f)	1,907	$1,907,996

Total Short-Term Securities — 5.7% (Cost: $1,907,802)		1,907,996

Total Investments in Securities — 100.1% (Cost: $34,541,554)		33,661,837

Liabilities in Excess of Other Assets — (0.1)%		(33,609)

Net Assets — 100.0%		$33,628,228

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(d)	Zero-coupon bond.
(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended July 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/22	Shares Held at 07/31/22 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds: MuniCash	$285,161	$1,622,137	(a)	$—	$504	$194	$1,907,996	1,907	$1,475	$—

(a)	Represents net amount purchased (sold).

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Municipal Debt Obligations	$—	$31,753,841	$—	$31,753,841
Money Market Funds	1,907,996	—	—	1,907,996

	$1,907,996	$31,753,841	$—	$33,661,837

See notes to financial statements.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

July 31, 2022

	BlackRock High Yield Muni Income Bond ETF	BlackRock Intermediate Muni Income Bond ETF

ASSETS
Investments, at value — unaffiliated(a)	$25,571,870	$31,753,841
Investments, at value — affiliated(b)	1,660,641	1,907,996
Cash	3	—
Receivables:
Investments sold	—	575,243
Dividends — affiliated	1,263	1,321
Interest — unaffiliated	237,939	220,586

Total assets	27,471,716	34,458,987

LIABILITIES
Payables:
Investments purchased	168,768	817,733
Investment advisory fees	12,280	13,026

Total liabilities	181,048	830,759

NET ASSETS	$27,290,668	$33,628,228

NET ASSETS CONSIST OF
Paid-in capital	$29,581,082	$34,506,806
Accumulated loss	(2,290,414)	(878,578)

NET ASSETS	$27,290,668	$33,628,228

NET ASSET VALUE
Shares outstanding	1,200,000	1,400,000

Net asset value	$22.74	$24.02

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Investments, at cost — unaffiliated	$27,482,779	$32,633,752
(b) Investments, at cost — affiliated	$1,660,231	$1,907,802

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	15

Statements of Operations

Year Ended July 31, 2022

	BlackRock High Yield Muni Income Bond ETF	BlackRock Intermediate Muni Income Bond ETF

INVESTMENT INCOME
Dividends — affiliated	$3,226	$1,475
Interest — unaffiliated	883,914	420,668

Total investment income	887,140	422,143

EXPENSES
Investment advisory fees	111,808	102,107

Total expenses	111,808	102,107

Less:
Investment advisory fees waived	(26,385)	(25,947)

Total expenses after fees waived	85,423	76,160

Net investment income	801,717	345,983

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(362,035)	(41,887)
Investments — affiliated	(285)	504

	(362,320)	(41,383)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,369,056)	(1,442,160)
Investments — affiliated	410	194

	(3,368,646)	(1,441,966)

Net realized and unrealized loss	(3,730,966)	(1,483,349)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,929,249)	$(1,137,366)

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock			BlackRock
	High Yield Muni Income Bond ETF			Intermediate Muni Income Bond ETF
	Year Ended 07/31/22	Period From 03/16/21 to 07/31/21	(a)	Year Ended 07/31/22	Period From 03/16/21 to 07/31/21	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$801,717	$225,402		$345,983	$94,867
Net realized gain (loss)	(362,320)	128,701		(41,383)	67,171
Net change in unrealized appreciation (depreciation)	(3,368,646)	1,458,147		(1,441,966)	562,249

Net increase (decrease) in net assets resulting from operations	(2,929,249)	1,812,250		(1,137,366)	724,287

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(1,038,985)	(134,430)		(401,640)	(63,859)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	4,456,082	25,125,000		9,431,806	25,075,000

NET ASSETS
Total increase in net assets	487,848	26,802,820		7,892,800	25,735,428
Beginning of period	26,802,820	—		25,735,428	—

End of period	$27,290,668	$26,802,820		$33,628,228	$25,735,428

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	17

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock High Yield Muni Income Bond ETF

	Year Ended 07/31/22	Period From 03/16/21 to 07/31/21	(a)

Net asset value, beginning of period.	$26.80	$25.00

Net investment income(b)	0.79	0.23
Net realized and unrealized gain (loss)(c)	(3.81)	1.70

Net increase (decrease) from investment operations	(3.02)	1.93

Distributions(d)
From net investment income	(0.81)	(0.13)
From net realized gain	(0.23)	—

Total distributions	(1.04)	(0.13)

Net asset value, end of period	$22.74	$26.80

Total Return(e)
Based on net asset value	(11.55)%	7.75	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.45%	0.45	%(h)

Total expenses after fees waived	0.34%	0.32	%(h)

Net investment income	3.23%	2.31	%(h)

Supplemental Data
Net assets, end of period (000)	$27,291	$26,803

Portfolio turnover rate(i)	38%	20	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Intermediate Muni Income Bond ETF

	Year Ended 07/31/22	Period From 03/16/21 to 07/31/21	(a)

Net asset value, beginning of period.	$25.74	$25.00

Net investment income(b)	0.34	0.09
Net realized and unrealized gain (loss)(c)	(1.67)	0.71

Net increase (decrease) from investment operations	(1.33)	0.80

Distributions(d)
From net investment income	(0.32)	(0.06)
From net realized gain	(0.07)	—

Total distributions	(0.39)	(0.06)

Net asset value, end of period	$24.02	$25.74

Total Return(e)
Based on net asset value	(5.21)%	3.22	%(f)

Ratios to Average Net Assets(g)
Total expenses	0.40%	0.40	%(h)

Total expenses after fees waived	0.30%	0.29	%(h)

Net investment income	1.36%	0.99	%(h)

Supplemental Data
Net assets, end of period (000)	$33,628	$25,735

Portfolio turnover rate(i)	30%	25	%(f)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements

1.	ORGANIZATION

BlackRock ETF Trust II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

BlackRock ETF	Diversification Classification
High Yield Muni Income Bond	Non-diversified
Intermediate Muni Income Bond	Non-diversified

The Funds, together with certain other registered investment companies advised by BlackRock Fund Advisors (“BFA” or the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“Blackrock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA will be paid a management fee from the Funds based on a percentage of each Fund’s average daily net assets as follows:

BlackRock ETF	Investment Advisory Fees
High Yield Muni Income Bond	0.45%
Intermediate Muni Income Bond	0.40

Expense Waivers: With respect to each of High Yield Muni Income Bond and Intermediate Muni Income Bond, BlackRock has contractually agreed to waive 0.10% of the management fee through November 30, 2023 and June 30, 2023, respectively. The agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived
High Yield Muni Income Bond	$24,846
Intermediate Muni Income Bond	25,527

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements  (continued)

Additionally, for each of High Yield Muni Income Bond and Intermediate Muni Income Bond, BFA has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to BFA indirectly through its investment in money market funds managed by BFA or its affiliates, through November 30, 2023 and June 30, 2023, respectively.

These amounts are included in investment advisory fees waived in the Statements of Operations. For the year ended July 31, 2022, the amounts waived in investment advisory fees pursuant to this arrangement were as follows:

BlackRock ETF	Amounts waived
High Yield Muni Income Bond	$1,539
Intermediate Muni Income Bond	420

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended July 31, 2022, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

BlackRock ETF	Purchases	Sales	Net Realized Gain (Loss)
Intermediate Muni Income Bond	$—	$100,005	$—

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the Statements of Operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2022, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

BlackRock ETF	Purchases	Sales
High Yield Muni Income Bond	$11,665,473	$8,988,040
Intermediate Muni Income Bond	14,451,133	7,306,575

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2022 and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

BlackRock ETF	Year Ended 07/31/22	Period Ended 07/31/21
High Yield Muni Income Bond
Tax-exempt income(a)	$808,542	$134,430
Ordinary income	230,443	—

	$1,038,985	$134,430

Intermediate Muni Income Bond
Tax-exempt income(a)	$327,059	$63,859
Ordinary income	74,581	—

	$401,640	$63,859

(a)	The Funds designate these amounts paid during the fiscal year ended July 31, 2022, as exempt-interest dividends.

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of July 31, 2022, the tax components of accumulated net earnings (losses) were as follows:

BlackRock ETF	Undistributed Tax Exempt Income	Net Unrealized Gains (Losses) (a)	Qualified Late-Year Losses (b)	Total
High Yield Muni Income Bond	$80,279	$(1,908,946)	$(461,747)	$(2,290,414)
Intermediate Muni Income Bond	50,888	(881,113)	(48,353)	(878,578)

(a)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and amortization methods for premiums and discounts on fixed income securities.

(b)	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of July 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

BlackRock ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
High Yield Muni Income Bond	$29,141,457	$151,916	$(2,060,862)	$(1,908,946)
Intermediate Muni Income Bond	34,542,950	255,183	(1,136,296)	(881,113)

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield

N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements  (continued)

securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Funds may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve has recently begun to raise the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Funds’ performance.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 07/31/22		Period Ended 07/31/21
BlackRock ETF	Shares	Amount	Shares	Amount
High Yield Muni Income Bond
Shares sold	200,000	$4,456,082	1,000,000	$25,125,000

Intermediate Muni Income Bond
Shares sold	400,000	$9,431,806	1,000,000	$25,075,000

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock ETF Trust II and Shareholders of each of the two funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (constituting BlackRock ETF Trust II, hereafter collectively referred to as the “Funds”) as of July 31, 2022, the related statements of operations for the year ended July 31, 2022 and the statements of changes in net assets and the financial highlights for the year ended July 31, 2022 and for the period March 16, 2021 (commencement of operations) to July 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2022, the results of each of their operations for the year ended July 31, 2022, and the changes in each of their net assets and each of the financial highlights for the year ended July 31, 2022 and for the period March 16, 2021 (commencement of operations) to July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

BlackRock High Yield Muni Income Bond ETF

BlackRock Intermediate Muni Income Bond ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 23, 2022

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	25

Important Tax Information (unaudited)

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2022:

iShares ETF	Interest Dividends
High Yield Muni Income Bond	$2,914
Intermediate Muni Income Bond	1,496

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2022:

iShares ETF	Interest-Related Dividends
High Yield Muni Income Bond	$2,914
Intermediate Muni Income Bond	1,496

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock ETF Trust II (the “Trust”) met on April 14, 2022 (the “April Meeting”) and May 19-20, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock High Yield Muni Income Bond ETF (“HYMU”) and BlackRock Intermediate Muni Income Bond ETF (“INMU”) (together, the “Funds” and each, a “Fund”), and BlackRock Fund Advisors (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreement for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreement. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as applicable; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreement. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to it on a fund-by-fund basis. The following

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	27

Disclosure of Investment Advisory Agreement  (continued)

paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the since inception period reported, HYMU ranked in the first quartile against its Performance Peers.

The Board noted that for the since inception period reported, INMU ranked in the first quartile against its Performance Peers.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement  (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that HYMU’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to HYMU’s Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that BlackRock believes are generally similar to HYMU. The Board noted that HYMU’s actual management fee rate and total expense ratio each ranked in the first quartile relative to the supplemental peer group. The Board also noted that BlackRock had contractually agreed to waive a portion of the advisory fee payable by HYMU.

The Board noted that INMU’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the fourth and third quartiles, respectively, relative to INMU’s Expense Peers. The Board further noted that BlackRock had contractually agreed to waive a portion of the advisory fee payable by INMU.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the ETF marketplace, and that shareholders are able to redeem or sell their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, approved, by unanimous vote of those present, the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	29

Supplemental Information  (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

July 31, 2022

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
BlackRock ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
High Yield Muni Income Bond	$0.811456	$0.227529	$—	$1.038985	78%	22%	—%	100%
Intermediate Muni Income Bond	0.318958	0.073085	—	0.392043	81	19	—	100

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information  (unaudited)

Independent Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2020)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2020)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2020)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016
Frank J. Fabozzi(d) 1948	Trustee (Since 2020)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor; Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year. Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 100 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	31

Trustee and Officer Information  (unaudited) (continued)

Independent Trustees(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).
Catherine A. Lynch(d) 1961	Trustee (Since 2020)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d) Dr. Fabozzi, Dr. Kester and Ms. Lynch are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

Interested Trustees(a)(b)

Name Year of Birth	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (since 2020)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	97 RICs consisting of 261 Portfolios	None
John M. Perlowski(c) 1964	Trustee President and Chief Executive Officer (since 2020)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	99 RICs consisting of 263 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(c)  Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

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Trustee and Officer Information  (unaudited) (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Americas Product Development and Governance for BlackRock’s Global Product Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Trent Walker 1974	Chief Financial Officer (since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-474-2737.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Trustees of the Funds.

Effective May 31, 2022, Karen P. Robards retired as a Trustee of the Funds.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	33

Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at 1-800-474-2737.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at ishares.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling 1-800-474-2737; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

Boston, MA, 02111

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania 19103

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

G E N E R A L I N F O R M A T I O N	35

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

FHA	Federal Housing Administration

GO	General Obligation

GOL	General Obligation Limited

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

blackrock.com    |     1-800-474-2737

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

INCETF-7/22-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Muni Income Bond ETF	$13,100	$11,800	$0	$2,500	$9,700	$9,700	$0	$0
BlackRock Intermediate Muni Income Bond ETF	$13,100	$11,800	$0	$2,500	$9,700	$9,700	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or

“BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax

Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock High Yield Muni Income Bond ETF	$9,700	$12,200
BlackRock Intermediate Muni Income Bond ETF	$9,700	$12,200

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)  The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b)  Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock ETF Trust II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: September 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock ETF Trust II

Date: September 23, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock ETF Trust II

Date: September 23, 2022